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                                                                  EXHIBIT 10(ww)

                             MODIFICATION TO WAIVER

            MODIFICATION TO WAIVER (this "Modification"), dated as of November 10, 2000, among THE ALPINE GROUP, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), FLEET NATIONAL BANK (formerly known as Fleet Bank, N.A.), as Syndication Agent (in such capacity, the "Syndication Agent"), BANK OF AMERICA, N.A., as Documentation Agent (in such capacity, the "Documentation Agent"), and BANKERS TRUST COMPANY ("BTCo"), as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

            WHEREAS, the Borrower, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of November 23, 1999 (the "Credit Agreement");

            WHEREAS, the Borrower, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to a First Amendment and Waiver (as amended, modified or supplemented to, but not including, the date hereof, the "Waiver") to the Credit Agreement, dated as of November 23, 1999; and

            WHEREAS, subject to the terms and conditions of this Modification, the parties hereto wish to modify the Waiver as follows;

            NOW, THEREFORE, it is agreed:

            1. Paragraph numbered 1 of the Waiver is hereby amended by (i) deleting each reference to the date "November 10, 2000" appearing in such paragraph and, in each instance, inserting the date "November 17, 2000" in lieu thereof and (ii) deleting each reference to the date "November 13, 2000" appearing in such paragraph and, in each instance, inserting the date "November 20, 2000" in lieu thereof.

            2. In order to induce the Lenders to enter into this Modification to Waiver, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Modification Effective Date (as defined below), after giving effect to this Modification and (ii) there exists no Default or Event of Default on and as of the Modification Effective Date, after giving effect to this Modification.

            3. This Modification shall become effective on the date (the "Modification Effective Date") when the Borrower and the Supermajority Lenders shall have signed a
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counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

            4. This Modification is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any Credit Document.

            5. This Modification may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            6. THIS MODIFICATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                      * * *


                                       -2-
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            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Modification as of the date first above written.

                                        THE ALPINE GROUP, INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FLEET NATIONAL BANK, Individually and as
                                        Syndication Agent

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BANK OF AMERICA, N.A.,
                                        Individually and as Documentation Agent

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

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                                             THE BANK OF NOVA SCOTIA

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title: